                                                                 EXHIBIT 10.4.1


                   MODIFICATION TO LOAN AND SECURITY AGREEMENT


Borrower:  DICON FIBEROPTICS, INC            Lender: FIRST BANK & TRUST
           1689 Regatta Blvd                         865 Howe Avenue, Suite 310
           Richmond, CA 94804                        Sacramento, CA 95825

================================================================================

        This Modification to Loan and Security Agreement ("MODIFICATION") is made and entered into as of May 31, 2002 between DICON FIBEROPTICS, INC., a California corporation ("BORROWER"), and FIRST BANK & TRUST, a California corporation with a State banking license ("LENDER"), with reference to the following:

                                    RECITALS

        A. On or about April 25, 2001, Borrower and Lender entered into that certain Loan and Security Agreement (the "LOAN AGREEMENT"), pursuant to which Borrower agreed to borrower from Lender, and Lender agreed to lend to Borrower, subject to the terms of the Loan Agreement, the sum of EIGHT MILLION EIGHT HUNDRED THIRTY-TWO THOUSAND THREE HUNDRED SIXTEEN AND NO/100 Dollars ($8,832,316.00) to be used by Borrower to finance the acquisition of the Equipment set forth in Exhibit B attached to the Loan Agreement. (the "EQUIPMENT LOAN").

        B. The Equipment Loan is evidenced by the Promissory Note (Equipment
Loan) in the principal amount of EIGHT MILLION EIGHT HUNDRED THIRTY-TWO THOUSAND THREE HUNDRED SIXTEEN AND NO/100 Dollars ($8,832,316.00), dated April 25, 2001, executed by Borrower in favor of Lender (the "EQUIPMENT NOTE").

        C. Pursuant to the terms of the Loan Agreement, Borrower granted Lender a security interest in the Collateral, as defined in the Loan Agreement, which is evidenced by a UCC-1 Financing Statement dated April 25, 2001, recorded with the California Secretary of State on April 27, 2001 as File No. 0112160829 ("FINANCING STATEMENT").

        D. Borrower is in violation of certain Financial Covenants and Ratios as of March 31, 2002 (the "COVENANT VIOLATIONS"), to wit, the Debt Service Coverage Ratio and the Minimum Profitability requirement, both as defined in the Loan Agreement (together, the "VIOLATED COVENANTS"). Borrower expects to remain in violation of the Subject Financial Covenants through March 31, 2003 (the "COVENANT VIOLATION TERMINATION DATE").

        E. Borrower has requested Lender to waive its rights and remedies relating to the Covenant Violations until the Covenant Violation Termination Date. In consideration of Lender agreeing to such waiver, Lender requires the modification of the Loan Agreement to add an additional Unrestricted Cash Requirement. Borrower and Lender now wish to modify the Loan Agreement to add a new Unrestricted Cash Requirement.

                                    AGREEMENT

        Now, therefore, for good and valuable consideration the receipt and adequacy of which are acknowledged, the parties agree that the Loan Agreement is hereby supplemented, amended and modified as follows:

1. DEFINED TERMS. Terms not defined in this Modification shall have the definitions set forth in the Loan Agreement.

2. MODIFICATION OF LOAN AGREEMENT

        2.1 ADDITIONAL DEFINITION. The following definition shall be added to and become apart of EXHIBIT A to the Loan Agreement:

        UNRESTRICTED CASH. The term "Unrestricted Cash" shall mean all Cash and Cash Equivalents as defined by GAAP plus any other certificates of deposit, treasury notes, or investment funds with an initial maturity of less than one year, but shall exclude marketable equity securities and any cash balances restricted in their use such that they cannot be used to satisfy the Indebtedness if liquidated.

        2.2 ADDITIONAL FINANCIAL COVENANT. The following covenant shall be added to and become a part of the Loan Agreement:

        UNRESTRICTED CASH REQUIREMENT. Until such time as Borrower reports one full quarter of net profitability, calculated on a GAAP basis, Borrower shall maintain Unrestricted Cash equal to two times (2X) the outstanding principal balance of the Equipment Loan, to be measured on a quarterly basis.

        2.3 WAIVER OF VIOLATED FINANCIAL COVENANTS. In consideration for the Additional Financial Covenant set forth in Section 2.1 herein, the Violated Financial Covenants are hereby waived through the quarter-ended March 31, 2003.

3. CONDITIONS PRECEDENT TO MODIFICATION. Notwithstanding anything to the contrary contained in this modification, this modification shall not be effective until the date (the "EFFECTIVE DATE") upon which Borrower delivers or causes to be delivered to Lender the following items, each of which shall be satisfactory in form and content to Lender and duly executed by the appropriate parties thereto, all of which must occur, if at all, on or before May 31, 2002:

        3.1 MODIFICATION TO LOAN AND SECURITY AGREEMENT. This Modification, duly executed by Borrower;

        3.2 PAYMENT OF COSTS. Payment of all costs, charges, fees and expenses incurred by Lender in connection with the transactions evidenced by this Modification;

        3.3 PAYMENT OF ADDITIONAL LOAN FEE. Payment of the Additional Loan Fee in the amount of $250.00;

        3.4 OTHER DOCUMENTS. Such other documents, materials or information as Lender may reasonably require.

4. REAFFIRMATION OF OBLIGATIONS. Borrower hereby expressly acknowledges and reaffirms the existence, validity and enforceability of each of its obligations under the Loan Agreement, as modified by this Modification (the "MODIFIED LOAN AGREEMENT"), and each of the other Loan Documents (herein after, collectively, the "LOAN DOCUMENTS").

5. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. Borrower hereby expressly reaffirms all representations and warranties set forth in the Loan Agreement.

6. EVENTS OF DEFAULT. Borrower hereby expressly acknowledges and agrees that any breach or default by Borrower of any covenant, agreement, representation or warranty made by Borrower in this Modification shall constitute a default under the Equipment Loan and the Loan Documents, and shall be subject to the provisions of Sections 14.8, 14.9 and 15 of the Loan Agreement.

7. EFFECT ON LOAN DOCUMENTS. Except as specifically modified by this Modification, the Loan Agreement and each of the other Loan Documents shall remain unmodified and in full force and effect.

8. COSTS AND EXPENSES. Borrower shall pay upon demand by Lender all reasonable expenses, charges, fees and costs paid or incurred by Lender in connection with the preparation, execution and delivery of this Modification and any other document or instrument in any way related to the transaction evidenced by this Modification, including, but not limited to, fees of Lender's counsel incurred in preparation of this Modification.

9. ATTORNEYS' FEES. In the event of any dispute or litigation concerning the enforcement, validity or interpretation of this Modification, the Modified Loan Agreement or any other Loan Document, the losing party shall pay all costs, charges and expenses (including reasonable attorneys' fees) incurred by the prevailing party, regardless of whether any action or proceeding is initiated relative to such dispute and regardless of whether any such litigation is prosecuted to judgment.

10. GOVERNING LAW. Borrower and Lender agree that this Modification shall be governed by and construed in accordance with the internal laws of the State of California without giving effect to any conflicts of law rules of such state.

11. SEVERABILITY. Every provision of this Modification is intended to be severable. In the event any term or provision hereof is declared to be illegal or invalid for any reason whatsoever by a court of competent jurisdiction, such illegality or invalidity shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable.

12. MODIFICATIONS. This Modification, and each provision contained herein, may be waived, terminated, amended or supplemented only by means of an instrument in writing signed by Lender and Borrower.

13. AMENDMENT TO LOAN DOCUMENTS. Upon the satisfaction of each of the conditions set forth in this Modification, the parties hereto agree that the Loan Agreement shall be amended in the manner and to the extent set forth herein.

14. INTEGRATION AND INTERPRETATION. The Modified Loan Agreement and the other Loan Documents contain or expressly incorporate by reference the entire agreement between Lender and Borrower with respect to the covered matters and supersede all prior negotiations. Any reference to the Loan Documents themselves in any of the Loan Documents will include all amendments, renewals, or extensions approved by Lender.

15. COUNTERPARTS. This Modification may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall be deemed to be one and the same instrument with the same effect as if all parties had signed the same signature page. The signature page of this Modification may be detached here from and attached to any counterpart of this Modification identical in form hereto but having attached to it a signature page originally executed by another signatory to this Modification.

        In witness whereof, Borrower has caused this Modification to Loan and Security Agreement to be executed as of the date first set forth above.


BORROWER:               DICON FIBEROPTICS, INC., a California corporation


                        By: /s/ HO-SHANG LEE
                            ---------------------------------------------
                            Ho-Shang Lee, PhD., President & CEO

LENDER:                 FIRST BANK & TRUST, a California corporation with a
                        State banking license



                        By: /s/ JEAN SCHAFFER
                            ---------------------------------------------
                            Jean Schaffer, Vice President